Exhibit 99.1

IAA’s Combination with Ritchie Bros. Delivering Compelling Shareholder Value

1) Executive Summary

IAA's combination with Ritchie Bros. will create the leading global marketplace for commercial assets and vehicles

Shared vision that drives significant, sustainable shareholder value	• Combine leading marketplace capabilities to produce increased earnings power and durability – Leverage IAA's leading-edge technology to create new offerings with less capital investment – Drive increased fly-wheel effect of a larger, more diversified global marketplace with more sellers and buyers – Realize substantial cost synergies – Generate cross selling opportunities to increase revenue and earnings
IAA shareholders receive immediate cash and shared upside through ~37% proforma ownership	• Immediate value of $12.80 per share in cash plus 0.5252 shares of Ritchie Bros. per IAA share • Mutually identified up to $900mm in additional potential EBITDA post combination – $100 – $120mm+ in increased EBITDA from cost synergies – Additional $250 – $780mm+ EBITDA upside from potential revenue opportunities
IAA's strong, independent Board managed thoughtful strategic alternative review process	• Independent Board drove year-long review of strategic alternatives and included robust reverse due diligence on Ritchie Bros. – In addition to legal and financial advisors, a third-party consultant was hired to evaluate Ritchie Bros.' forecast and the synergy opportunity • Despite Ancora's public letter on 3/15/22 advocating for a sale, IAA has not received any indications of interest other than from Ritchie Bros. • Transaction unanimously approved by both companies' Boards
Go-forward leadership team and Board well positioned to drive shareholder value	• Combined Ritchie Bros. / IAA team, led by Ann Fandozzi, has the experience, talent, technology and relationships to drive value • Four IAA Board designees to join Ritchie Bros. Board to ensure stewardship of integration and IAA shareholder interests • Robust and thorough post-merger integration plan led by already established Integration Management Office

The IAA / Ritchie Bros. combination creates more value for IAA shareholders than what IAA can create on its own

2

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

2) IAA Overview

IAA at a glance

Business overview

- Leading **global digital marketplace** connecting vehicle buyers and sellers which has delivered consistent long-term profitability
  - Preliminary 2022 results: **~$2.1bn** of revenue and **$536 – $540mm** of EBITDA
  - Average EBITDA margin 2019 – 2022 of ***28.2%***
- Facilitates the sale of **total-loss, damaged and low-value vehicles**, an industry supported by secular tailwinds
  - Growing and aging car parc, increased miles driven, and vehicle complexity continue to result in a **higher total loss percentage**
- Provides global buyers with **multiple digital channels**, innovative vehicle merchandising, efficient evaluation services and online bidding tools
  - Have invested to create a **fully digital platform and ERP system**, driving transaction velocity and an enhanced customer experience
- Has **210+ facilities**[1] across business segment with significant capacity
  - Industry leading catastrophe response solution with **unparalleled flexible coverage** in major metropolitan areas

Serves as a "*One-stop shop*" for vehicle sellers and buyers

Technology driven platform

Digital Marketplace
Enhanced with IAA Interact™, IAA 360 View™, IAA Feature Tour™ and IAA Engine Starts™
Optimizes Buyer Convenience, Enhances Buyer Participation, Reduces Friction in the Process

Comprehensive, End-to-End Solutions
Including IAA Title Procurement™, IAA Loan Payoff™ and IAA Inspection Services™
Fosters Customer Relationships, Reduces Cycle Times, Provides Buyers Data to Make Better Decisions

Advanced Technology and Data Analytics Capabilities
Enhances Customer Retention and Adoption

Asset Light Model
Reduces Working Capital Requirements via a Consignment Business Model

Extensive Seller Base and Global Buyer Base
Scale supports both sellers and buyers with efficient marketplace

Key metrics

$8.6bn LTM[2] Total GTV	**$2.1bn** LTM[2] Revenue	**$540mm** LTM[2] Adjusted EBITDA[3]
~2.3mm LTM[2] Vehicles sold	**100%** Vehicles offered online	**~4,900** Employees (as of 12/31/2022)

Leading global marketplace for total loss, damaged and low-value vehicles

[1] Reflects IAA global yards since IAA's spin-off from KAR on June 28th, 2019; [2] Represents the LTM period as of October 2, 2022; [3] Reflects IAA Reported Adjusted EBITDA; Gross Transaction Value ("GTV") for IAA represents total proceeds from all salvage vehicles sold at auction at bid price. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in IAA's consolidated financial statements.
© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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2) IAA Overview

IAA has an established position in an attractive industry

Large total addressable market…


~13mm
Units
New Vehicle Sales
~284mm
Vehicles in Operation
~42mm
Used Retail Sales
~12mm
Units
Removed from Operation
IAA
5mm+ Units
Salvage Auctions
~8mm Units
Remaining Vehicles
• Vehicles out of service
• Vehicles not processed by insurance
• Uninsured vehicles

…with powerful growth tailwinds

Size and age of automotive car parc[4] is increasing, growing the likelihood of accidents and total loss claims


U.S. Light vehicle car parc (millions) [1]
+14.2%
249
284
2013
Q2 2022

Miles driven has rebounded, as more drivers hit the road coming out of the pandemic


U.S. Miles driven (Trillions) [2]
+9.3%
3.0
3.3
2013
TTM 9/2022

Increased vehicle complexity, combined with higher labor and repair costs, is resulting in a rise in total loss frequency


Total loss % of claims
+27.0%
14.1%
17.9%
2013
TTM 9/2022

Vehicle age is rising which increases total loss frequency


U.S. Average vehicle age (years) [3]
+7.0%
11.4
12.2
2013
2022

Source: IHS Markit, market research
[1] Source: BTS, Experian as of Q3 2022; [2] Source: U.S. Department of Transportation; [3] Source: BTS, HIS Markit as of May 2022; [4] Automotive car parc defined as all registered vehicles within a defined geographic region

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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$34 $48 $54 $94 $129 $142 $178 $206 $204 $216 $241 $264 $281 $329 $383 $412 $399 $547 $540 0.2 0.25 0.3 0.35 0.4 0.45 0 100 200 300 400 500 600 700 800 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 TTM Sep 2022 5 $240 $281 $332 $447 $550 $553 $610 $700 $716 $830 $896 $994 $1,098 $1,219 $1,327 $1,437 $1,385 $1,837 $2,124 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 TTM Sep 2022 -- 16.9% 18.2% 34.6% 23.1% 0.5% 10.4% 14.7% 2.3% 15.9% 7.9% 11.0% 10.4% 11.0% 8.8% 8.3% (3.6%) 32.7% 26.9% 1 COVID: 46% revenue growth from 2019 - 2022 during the COVID - 19 pandemic; 30% EBITDA growth during the same period % growth IAA’s recession - resistant business model is proven across cycles 14.2% 17.0% 16.1% 21.1% 23.5% 25.7% 29.2% 29.5% 28.5% 26.0% 26.9% 26.6% 25.6% 26.9% 28.9% 28.7% 28.8% 29.8% 25.4% % margin “IAA is set up to benefit from favorable secular headwinds , including elevated vehicle utilization and collision frequency , which we expect will drive increases in organic volume growth and revenue per vehicle sold.” Jefferies equity research, May 2022 Revenue ($mm) Adj. EBITDA ($mm) Analyst views “IAA is a leading marketplace for salvage vehicles with a strong position established by control over salvage property and a global network of buyers and sellers . We like the duopolistic market structure and secular growth in salvage vehicles fueled by automotive safety technology .” Baird equity research, May 2022 Global Financial Crisis: 37% revenue growth during Global Financial Crisis from 2007 - 2010; 89% EBITDA growth during the same period IAA revenues are correlated with secular growth trends and not macroeconomic factors Source: IAA filings, management 1 % growth vs. prior year TTM revenue Note: Historical pre - spin addbacks to Adj EBITDA adjusted to be consistent with IAA filings since spin - off from KAR © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary Recession proof business model Auto EBITDA performance during last recession (40%) (20%) 0% 20% 40% Auto dealer group Auto OEM group Auto supplier group IAA Source: FactSet Note: Auto dealers include ABG, AN, GPI, LAD, PAG & SAH; Auto OEMs include F, GM; Auto supplier group includes: ALV, AXL, BWA, GNTX, MGA & TEN ■ 2007 - 2009 avg. EBITDA CAGR 2) IAA Overview Post - spin Post - spin

2) IAA Overview

IAA has developed broad coverage and best-in-class support, especially during CAT events

IAA has strategically located parcels throughout the country with exclusive partnerships in key geographies

2,000+ acres dedicated to CAT response[1]

~10,000 total acres[2]


IAA CAT locations
NASCAR locations (excess capacity for CAT events)
IAA branch locations

Unparalleled coverage of key metropolitan areas

210+ *locations*

1,100 *usable acres added since spin*

1,200+ *acres across the Atlantic Coast (excluding FL)*

1,000+ *acres in Florida (~350 acres fixed)*

300+ *acres in Texas*

45% *excess capacity*

Customer testimonials

"What an amazing transformation…and this is only one of many. Thanks to everyone at IAA for the hard work and dedication. These elevated salvage returns will help to mitigate some of our storm losses."
- Top 10 customer

"We are hearing overwhelmingly positive feedback from both our adjusters and our policyholders on IAA's efforts."
- Top 10 customer

Strong CAT performance in recent events

Hurricane Ian (Oct. 2022)

- **~18,000** total units
- **93%+** of assigned picked up within 10 days

Hurricane Ida (Aug. 2021)

- **~30,000** total units
- **82%+** of assigned picked up within 10 days

[1] Approximately 2,000 acres are available subject to options exercisable in the event of a catastrophic event; represents minimum required acreage per contract total; represents both owned and leased properties as of 10/02/2022; [2] Gross acreage; represents both owned and leased properties as of 10/02/2022

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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2) IAA Overview

We have opportunities to add to and grow with our long standing, diversified customer base…

Sellers

- Maintains established long-term relationships with major automobile insurance companies
- Receives inventory from used vehicle dealers, rental car / fleet leasing companies, auto lenders and charitable organizations, among others

Insurance Companies	Rental Car Companies
Charitable Organizations	Fleet Lease Companies
Dealerships	Consumer Aggregators

11 of the top 14
U.S. insurers have a relationship with IAA

13K+
Non-insurance sellers

PROGRESSIVE, peddle, USAA, KEMPER, TITLEMAX, StateFarm, GEICO, MERCURY INSURANCE

Buyers

- Makes up approximately two-thirds of total revenue
- Serves a diverse set of customers including body shops, rebuilders, used car dealers, wholesalers, exporters, dismantlers, recyclers and brokers, among others

Recyclers	Dealers
Dismantlers	Exporters
Rebuilders	Public

~100,000
Active buyers

145
Countries

5%
% share of largest buyer in total units

>20%
of vehicles purchased by international customers[1]

LKQ, GNG, InterTrade

Mexico, Nigeria, UAE, Ghana

Large, active seller and buyer group results in scaled operation of a highly efficient marketplace that benefits all participants

[1] International customers represents customers domiciled in foreign countries; does not include domestic importers

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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Recent major wins: • Won exclusive contract with top 15 national insurance company • Won additional markets from top 10 national insurance companies • Top 10 IAA customer multi - year renewal Organic Growth Excluding one large customer, IAA’s U.S. volume grew at 9.5% in the TTM period ended 9/30/2022 Organic revenue growth since the spin from KAR is 11% 8 …as existing and new customers recognize benefits of our recent organic investments and value - added services Robust technology advantages Real estate footprint and CAT capacity Growing seller engagement Growing buyer engagement • Direct digital integration and settlement with all major financial institutions • 5/10 of top insurers utilize this product • $3 billion+ in 2022 loans transacted • Unique solution that sources and schedules vehicle transport • 74% transaction volume growth in 2022 • 4% outbound take rate in 2022 • Patented digital auction platform • Fully customizable • Flexible buyer interface 2) IAA Overview • Since the spin, we have grown our global buyer network by 60% • Growing market alliance network, which now spans 25 countries and more than 50 branded locations 1 • We consistently invest and deliver strong performance in the most critical metrics for our customers – Registered buyers, active bidders per sale and per unit, and vehicles sold per unique buyer • Since the spin, over 1,100 useable acres have been added to the real estate footprint, growing acreage by 24% and increasing geographic coverage to 210+ locations • IAA has optimized the layout of locations, resulting in 45% excess capacity, leaving ample room for volume growth 1 as of 12/31/2022 © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

3) Ritchie Bros. Overview

Like IAA, Ritchie Bros. is a leading global marketplace…

Ritchie Bros. core marketplace services

	Category	RB solution
Transactional Services	Financial Services	RITCHIE BROS. Financial Services
	Appraisals, Valuation, Advisory	ROUSE
	Inspections	IRON PLANET; AssetAppraisal services
	Auction Technologies (Simulcast)	Xcira
	Secure Transaction Management	PurchaseSafe™
	Repairs and Refurbishment	RITCHIE BROS.
	Transportation	RITCHIE BROS. Logistics; VERITREAD[1]; USHIP[1]
Ownership Services	Asset and Inventory Management	RITCHIE BROS. Asset Solutions
	Parts and Services	SmartEquip Be Ready.
	Data Analytics / Insights	ROUSE; RITCHIE BROS. Asset Solutions
	Storage	RITCHIE BROS.

Investment highlights

- ✓ Omnichannel marketplace providing liquidity for used commercial assets; well-positioned for growth
- ✓ Market leader with brand, data and scale advantage in a $300bn+ GTV total addressable market
- ✓ High margin, high free cash flow business
- ✓ Track record of handling multiple business objectives while performing against high growth targets
- ✓ Management team with strong network of insurance industry talent and deep knowledge managing yard processes across asset classes

Key metrics

- **$5.9bn** TTM[2] Total GTV
- **$1.6bn** TTM[2] Revenue
- **$442mm** TTM[2] Adjusted EBITDA[3]
- **~$5.5bn** Used equipment sold (FY2021)
- **12** Countries of Operation
- **2,700+** Full-time Employees

[1] Third party partner; [2] TTM as of 9/30/2022; [3] EBITDA adjusted for Share-based payment expense, Acquisition-related costs, Loss (Gain) on disposition of PPE and related costs, Change in fair value of derivatives and Non-recurring advisory, legal and restructuring costs;

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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3) Ritchie Bros. Overview

…and has a track record of successful expansion into value-add services

Service expansion	Overview	Customer value proposition
RITCHIE BROS. Financial Services July 2016	• Offers financing, leasing, working capital, refinancing, transaction facilitation and insurance solutions for commercial assets ~20 Lender Partners · All Industries · All Asset Types	• Streamlined financing solutions • Allows customers to buy any type of equipment • Secure funds transfer, taxation, lien search and payout
ROUSE December 2020	• Industry leader in construction of data intelligence and performance benchmarking solutions Valuation & Pricing + Sales & Remarketing → Powerful Insights & Improved Outcomes	• Market insights for national and independent rental companies, OEM dealers and material handling clients • Actionable fleet values, market insights and digital tools for optimizing the used sales process • Enables more profitable business decisions
SmartEquip Be Ready. November 2021	• Provides integrated parts procurement software 	• Connects manufacturers, equipment owners, dealers and distributors with real time access to critical parts and service information • Automates and accelerates service workflows from procurement to payment

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© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

$73 $91 $100 $121 $141 $164 $129 $146 $161 $180 $172 $217 $210 $192 $257 $315 $374 $385 $442 0.2 0.25 0.3 0.35 0.4 0.45 0 100 200 300 400 500 600 700 800 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 TTM Sep 2022 11 $182 $213 $261 $315 $355 $377 $357 $396 $438 $467 $481 $547 $1,127 $971 $1,170 $1,318 $1,377 $1,417 $1,649 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 TTM Sep 2022 -- 16.7% 22.8% 20.8% 12.6% 6.3% (5.3%) 10.8% 10.6% 6.7% 2.9% 13.6% 106.1% (13.8%) 20.5% 12.6% 4.6% 2.9% 14.5% 1 COVID: 25% revenue growth from 2019 - 2022 during the COVID - 19 pandemic; 22% EBITDA growth during the same period % growth Ritchie Bros. also has a long history of growth in revenues and earnings 40.1% 42.8% 38.2% 38.3% 39.6% 43.6% 36.2% 36.9% 38.8% 38.6% 35.8% 39.7% 18.6% 19.7% 22.0% 23.9% 27.2% 27.2% 26.8% % margin “ We came away from yesterday’s Investor day and asset tour…with a clearer understanding of the Ritchie Bros. vision…focused on those pillars aimed at helping Ritchie Bros. become “ the trusted global marketplace for insights, services and transaction solutions for commercial assets ”. Our takeaway from the event was that the vision is clear, the foundation is set, and the key personnel are in place . We remain impressed by the company’s resilient business model, strong cash flow characteristics , and its ability to navigate a constrained equipment supply market…” Raymond James, May 2022 Revenue ($mm) Adj. EBITDA ($mm) Analyst views “ Ritchie Bros. has undergone a significant transition over the last decade as it has increasingly evolved from an auctioneer of heavy equipment to a technology - led marketplace ” RBC Capital Markets, September 2021 Global Financial Crisis: 13% revenue growth during Global Financial Crisis from 2007 - 2010; 7% EBITDA growth during the same period Ritchie Bros. revenues are correlated with secular growth trends and not macroeconomic factors Source: RBA filings 1 % growth vs. prior year TTM revenue; 2 Significant increase in 2016 revenue partially attributed to ASC606 transition; 3 Note Ritchie Bros. updated their adj. EBITDA definition in 2019 © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary Recession proof business model 3) Ritchie Bros. Overview “ Ritchie Bros. has countercyclical characteristics which should continue to position the company well amidst the current backdrop/recent macro headwinds (i.e., rising interest rates, potential for a macro slowdown). In the case of an economic slowdown, we believe Ritchie Bros. would be better positioned than most Machinery - related companies given that less demand/weaker economic activity levels should drive increased disposition activity through Ritchie's various channels ” RBC Capital Markets, July 2022 “ Persistent profitability likely reflects RBA’s durable competitive advantages and the recession - resistant nature of the auction business . These attributes should bode well for long - term value creation.” Credit Suisse, April 2022 2 3

4) Strong Strategic Rationale

Combining with Ritchie Bros. accelerates IAA's strategic plan

IAA	IAA + rb
Enhance Existing Relationships and Grow Our Business	✓ • Combine forces to **lead commercial vehicle auctions** • **Leverage existing relationships** and unique **institutional expertise** to **drive growth**
Broaden Service Offering To Create More Strategic Relationships	✓ • **Leverage Ritchie Bros. products:** Ritchie Bros. Financial Services, Rouse and SmartEquip **cross-sell** services
Continue to Grow International Buyer Network	✓ • **Drive velocity** - Ritchie Bros.' international locations allow IAA buyers to interact with a "local" branch and **simplify payment and transportation logistics**
Expand Margins	✓ • **Margin improvement** through **back-office** and operational **rationalization** • Opportunity to **attach additional services, particularly financing**
Continue to Innovate and Enhance Data Analytics Capabilities	✓ • **Differentiated data** analytics **solutions for complementary assets** • Superior technology through **coordinated investments**
Expand Internationally in Attractive Markets	✓ • Utilize Ritchie Bros.' global presence to **accelerate international growth** • Expand faster, and with **less risk and cost**

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© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

4) Strong Strategic Rationale

IAA and Ritchie Bros. have similar business models and complementary end markets

Similar business models...

Significant transaction volume
- IAA: ***~$8.6bn*** total TTM GTV
- Ritchie Bros.: ***~$5.9bn*** total TTM GTV

Robust automation capabilities
- IAA: "***ASAP***": Proprietary ERP system which powers our fully digital platform
- Ritchie Bros.: ***RB 2.0*** – strategic focus to enhance customer experience through advanced automation

Asset-light
- IAA: ***93%*** of vehicles sold on auction platform are on consignment; ***80%*** free cash flow[1] conversion
- Ritchie Bros.: ***89%*** of transactions completed without inventory[2]; ***85%*** free cash flow[1] conversion

Large yard footprint
- IAA: ***210+*** global yards
- Ritchie Bros.: ***65*** global yards
  - Strong presence in major urban areas

... with complementary end markets


Passenger vehicles
Industrial / Commercial vehicles
Agriculture
Government surplus
Mining
Construction
Energy

Overlapping business lines can be scaled and profit-maximized utilizing respective centers of excellence

[1] Free cash flow calculated as EBITDA less Capex; [2] % on a GTV basis

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13

4) Strong Strategic Rationale

IAA's CAT response is further enhanced by Ritchie Bros. footprint and capabilities

Pro forma North American site footprint


Ritchie Bros. Yard Site
IAA Yard Site
High Risk State for Catastrophic Events with Strong Ritchie Bros. Capacity

Benefits to IAA's CAT response

1. *Provides IAA access to Ritchie Bros.' ~200+ acre Orlando, Florida site and ~250+ acres at Houston & Dallas, Texas sites*
2. *Potential to utilize other Ritchie Bros. yards in CAT zones as "storage / Triage" during CAT events*
3. *Key relationships with heavy equipment and logistics networks to supplement IAA's tow network*
4. *Trained, experienced pool of human capital and operational resources supplement IAA efforts*
5. *Robust capabilities in managing complex, large-scale events*

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

14

4) Strong Strategic Rationale

The combined company will be diversified, scaled and resilient

Resilient revenue growth

Revenue ($mm)



1,096
396
700
2011
1,154
438
716
2012
1,297
467
830
2013
1,377
481
896
2014
1,510
516
994
2015
1,664
566
1,098
2016
1,830
611
1,219
2017
2,497
1,170
1,327
2018
2,755
1,319
1,437
2019
2,762
1,377
1,385
2020
3,254
1,417
1,837
2021
IAA
rb

Rapid deleveraging

Proforma net debt[1] / Adj. EBITDA[2]



~3.0x
At close
~2.0x
Target within 24 months
~1.5x
Target within 36 months

The transaction enhances scale and diversifies Total GTV by market and customer base to create a more resilient business model

GTV Split[3]	End market	Total
rb	Other 25%; Commercial transportation 25%; Construction 50%	$5.9bn
IAA	Vehicles ~100%	$8.6bn
rb + IAA	Other 11%; Commercial transportation 10%; Construction 20%; Vehicles 59%	$14.5bn



Other
25%
Commercial transportation
25%
Construction
50%
Vehicles
~100%
Other
11%
Commercial transportation
10%
Construction
20%
Vehicles
59%

[1] Net debt reflects pro forma total debt less cash; [2] Assumes $110mm run-rate cost synergies. Adj. EBITDA per company's reported definition, which includes add-backs for share-based payments expense, acquisition-related costs, loss / (gains) on disposition of property plant and equipment, change in fair value of derivatives, and non-recurring advisory, legal and restructuring costs;
[3] Represents the LTM period as of September 30, 2022 for Ritchie Bros. and October 2, 2022 for IAA

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

15

5) Value Creation

The combination would generate $100mm – 120mm+ of cost synergies

"Quick wins" to drive immediate value creation

Executive leadership
- ✓ Consolidation of duplicative roles
- ✓ Harmonization of long-term incentive plans

Public company costs
- ✓ Board of Director fees
- ✓ Redundant costs associated with listing and governance requirements

Vendor consolidation
- ✓ Cross-company vendor consolidation and buy-better initiatives
- ✓ Long-tail vendor management within each legacy organization

Vacant positions
- ✓ Cross-company staffing for vacant and unfilled roles

		EBITDA opportunity
Human capital and public company costs	Executives Incentive compensation Public company costs	$44 – 53mm +
Finance & technology	Business technology Finance	$27 – 33mm +
Back-office consolidation	HR Marketing Legal	$14 – 17mm +
Indirect G&A	Procurement IT licenses	$8 – 9mm +
Other	Properties Real estate efficiencies	$7 – 8mm +
		Total: $100 – 120mm +
More efficient investment strategy	*Leverage the combined company's scale and capabilities to provide new products and exceptional service for complementary customer bases enabled by efficient investment in technology, people and yards*	

Cost synergy realization expected to begin post-close and to reach annual run-rate by end of 2025

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© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

5) Value Creation

Cost synergy case study: Leveraging IAA's ASAP technology backbone

Benefits to Ritchie Bros.

Fully digital technology platform and ERP system

- ✓ Fully digital technology platform and ERP system could drive significant efficiencies for Ritchie Bros. and substantially accelerate its digital transformation

IAA has made substantial investments in automation

- ✓ IAA has invested ~$45mm / year (~2% of revenues) in technology over the past 2 years

Scalable platform well-equipped for high volumes

- ✓ IAA's technology platform brings automated processes and transaction velocity to Ritchie Bros.' trusted marketplace
- ✓ ASAP currently handles ~2mm transactions annually and can help drive efficiencies for Ritchie Bros., which facilitates ~100,000 transactions annually

ASAP is our fully automated, end-to-end digital auction system

Solutions require integration to a range of partners and platforms to deliver ***high-quality customer experience***

ASAP

Ⓐ **Assignment**
- Handles ~2mm transactions annually

Ⓐ **Vehicle pick-up**
- Integrated with towers release centers

Ⓐ **Inventory & Title processing**
- Accelerates sellers' paperwork and DMV processing

Ⓐ **Vehicle sale**
- Handles ~2mm transactions annually

Ⓐ **Settlement**
- Automated through pre-wired customer integrations

Ⓐ **Reporting & Data capture**
- Financial reporting
- Immediate Business Intelligence reports

80+ Integrations with customers and partners powered by ASAP

Ⓐ = *Automated process*

ASAP will drive efficiencies and accelerate Ritchie Bros.' digital transformation

17

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

5) Value Creation

The combination also presents substantial EBITDA upside from revenue growth opportunities

Opportunity	Description	Potential EBITDA Opportunity Range ($mm)	
Grow Domestic IAA Sales	• Differentiated offerings and enhanced CAT resources drive incremental volumes	**$75** *Gain 4% incremental market share*	**$200** *Attain 50/50 market share split with top competitor*
Grow International IAA Sales	• Leverage Ritchie Bros.' international presence to allow for more rapid expansion	**$40** *Use existing Ritchie Bros. international footprint to close 25% of intl. volume gap to top competitor*	**$150** *Close 100% of intl. volume gap to top competitor*
Grow Ritchie Bros. GTV	• Drive incremental GTV growth utilizing excess capacity at IAA yards	**$40** *Utilize IAA yards with open capacity as satellite Ritchie Bros. yards, where Ritchie Bros. salesforce coverage exits*	**$125** *Expand Ritchie Bros. salesforce to cover additional IAA yards with open capacity*
Financing	• Deploy RBFS salesforce into IAA customers to drive incremental attachment of financing solutions	**$25** *Close financing attach rate gap to Ritchie Bros. by 25%, targeting rebuilders only*	**$100** *Financing attach rate in line with Ritchie Bros.*
Parts and Services	• Leverage learnings from existing Ritchie Bros.' offerings to drive services attach at IAA	**$20** *Close attach rate gap to Ritchie Bros. by 12%*	**$75** *Close attach rate gap to Ritchie Bros. by 50%*
Whole Car Sales	• Capture portion of used whole car auction market using existing IAA systems and processes	**$25** *5% of leading dealer's auction volumes*	**$70** *15% of leading dealer's auction volumes*
Incremental Salvage Markets	• Gain access to salvage commercial equipment inventory through IAA carrier and fleet relationships	**$25** *Line of sight to 3% incremental GTV opportunity*	**$70** *8% incremental GTV opportunity*
Total Estimated Potential EBITDA Upside due to revenue opportunities		**$250**	**$780+**

Note: Potential opportunities and related information included for illustrative purposes only and do not imply future targets, expectations or guidance

© 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

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19 Revenue opportunity case study: How Ritchie Bros. can help accelerate IAA’s international expansion Proforma site footprint Combined footprint benefits x Leveraging Ritchie’s Bros.’ international presence, IAA can expand faster, and with less risk and cost x Ritchie Bros.’ international presence will drive incremental unit volume growth at IAA by enhancing touchpoints to international sellers and buyers x IAA can leverage RBA's international presence to accelerate international expansion which will reduce capital needs for real estate Locations in 1 country outside of the United States and Canada Ritchie Bros. countries of presence Key expansion markets Every 1% gain in global market share equates to a $50mm EBITDA increase Locations in 11 countries outside of the United States and Canada Australia Europe United Arab Emirates Japan Mexico 5) Value Creation © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary

5) Value Creation

Revenue opportunity case study: How IAA can help accelerate Ritchie Bros.' satellite yard strategy

IAA Possesses a network of already-profitable yards with proximity to Ritchie Bros.' customers; eclipses existing Ritchie Bros. pace of ~1 satellite yard per month

IAA yards possess key assets...	...and come with structural advantages built in...
Trained staff	✓ *Avoid startup costs*
Technology	✓ *Leverages slack capacity*
Excess capacity	✓ *Maintains existing operating cadence*
Near urban locations *Enabling efficient use of towing resources*	✓ *De-risks execution timeline*

...leading to highly profitable growth

85%

Estimated EBITDA flowthrough on revenue generated from incremental lots

The combination enhances Ritchie Bros.' satellite yard coverage via IAA's existing footprint

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Illustrative pro forma multiple 1 13.0x 14.5x 16.0x Total EBITDA opportunity ($mm) $110 $350 $900 $110 $350 $900 $110 $350 $900 Capitalized value of IAA’s share at 37.2% ownership ($mm) $532 $1,692 $4,350 $593 $1,887 $4,851 $654 $2,082 $5,353 Value per IAA share Value per IAA share as a % of IAA’s 30 - day VWAP (unaffected date 2 ) 11.1% 35.2% 90.6% 12.4% 39.3% 101.1% 13.6% 43.4% 111.5% $3.95 $12.58 $32.34 $4.41 $14.03 $36.07 1 Reflects illustrative EV / NTM EBITDA range, based on pre - transaction blend (13.0x) at the low end and illustrative ~3.0x re - ra ting at the high end, informed by observed blend of top decile EV / NTM EBITDA multiples for RBA and IAA over last twelve - month period ending 11/04/2022; Source: Bloomberg, IBES Median Estimates; 2 30 - day volume weighted average price (VWAP) of $35.68 as of 11/04/2022 © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary $4.86 $15.48 $39.80 21 Cost synergies and revenue opportunities will unlock significant value creation for IAA shareholders 5) Value Creation

$30.00 $35.00 $40.00 $45.00 $50.00 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 FactSet, Bloomberg as of 02/13/2023 © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary 22 IAA’s last twelve months share price performance 11/7/2022: Original transaction announcement, earnings releases IAA: $38.42 RBA: $51.26 1/23/2023: Amended transaction and Starboard investment announcement IAA: $43.05 RBA: $61.42 As investors better understand the benefits of the combination with Ritchie Bros., IAA shares have increased in price VWAP: $35.98 2/14/2022 – 11/4/2022 5) Value Creation $43.78 21.7%

6) Governance and Process

IAA's independent Board has strong qualifications to evaluate value-creating alternatives



John Larson
Independent Chairman of the Board of Directors

- CEO of Bestop, Inc. from 2015 to 2022
- Lead Director at KAR Auction Services, Inc from 2015 to 2019
- From 1986 to 2007, worked at General Motors in various capacities, such as Director of Remarketing & Auction operations

E S F M I



Brian Bales
Independent member of the Board of Directors

- EVP, Chief Development Officer at Republic Services, Inc.
- Previously EVP, Business Development and VP of Corp. Dev. from 2008 to 2015
- Held various roles in Finance and Business Development at Ryder System, Inc. from 1993 to 1998, building skills with a heavy equipment focus

E S F M I



William (Bill) Breslin
Independent member of the Board of Directors

- Founder of Wenonah Consulting
- Previously EVP and COO at TriServ Alliance from 2008 to 2009
- Board member at ABRA Auto Body and Glass from 2011 to 2019
- Led Claims at USAA from 1999-2008

E S I



Sue Gove
Independent member of the Board of Directors

- CEO of Bed Bath & Beyond
- Founder and President at Excelsior Advisors, LLC
- Served as President and CEO of Golfsmith International Holdings, Inc. from 2012 to 2014
- Served as member of the Board of Directors of AutoZone Inc. from 2005 to 2007

E S F M I



Lynn Jolliffe
Independent member of the Board of Directors

- CEO of Jolliffe Solutions, Inc.
- Board member at KAR Auction Services, Inc from 2014 to 2019
- Previously served as EVP, Global HR at Ingram Micro, Inc. from 2007 to 2015
- Held various other roles at Ingram Micro from 1999 to 2007

E S F M I



Peter Kamin
Independent member of the Board of Directors

- Founder and Managing Partner at 3K Limited Partnership since 2012
- Prior to 3K, was a founding member and Managing Partner of ValueAct Capital
- Founded and managed Peak Investment L.P.
- Chairman of Tile Shop Holdings

E F M I



Olaf Kastner
Independent member of the Board of Directors

- Served as Strategy Advisor for BMW Group
- Regional President and CEO for China BMW Group from 2015 to 2018
- President and CEO of BMW Brilliance Automotive Ltd. In China from 2009 to 2015
- Served as Finance Director of BMW UK Ltd. From 2006 to 2009

E S I



John Kett
CEO and President

- CEO of IAA since 2014
- Led IAA through its spin-off from KAR Automotive Service, Inc in 2019
- Formerly served as SVP of Planning and BD, CFO and President at IAA
- Sits on national board of directors for SkillsUSA

E S F M



Michael Sieger
Independent member of the Board of Directors

- Served as Claims President at Progressive Insurance from 2015 to 2021
- Previously held different roles of increasing leadership since joining Progressive Insurance in 1990, including General Manager Claims Process, General Manager Northeast Field Claims and General Manger for the Washington and Pennsylvania regions

E S I

E	Prior Auto, Equipment or Insurance Experience	S	Strategic Planning	F	Financial Expertise	M	M&A / Integration Expertise	I	Independent

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6) Governance and Process

IAA undertook a thoughtful, deliberate strategic review process over more than a year to assess value-creating alternatives

Strategic Review
- Board engaged in regular strategic review discussions following KAR spin-off, and in July 2021, Board identified Ritchie Bros. as most compelling available opportunity

Jul 2021 – Sep 2021

Preliminary Discussions
- IAA and Ritchie Bros. management teams held discussions to explore potential transaction merits
- As talks continued, IAA and Ritchie Bros. hired advisors to evaluate a potential combination
- In February, in order to focus on execution of its standalone plan, IAA decided to pause conversations with Ritchie Bros.

Oct 2021 – Feb 2022

Engagement with Ancora
- After IAA's 2021FY results, Ancora issued a public letter advocating, among other things, for sale of IAA
- IAA Board engaged with Ancora over two months and announced a settlement including one new director
- Since that time, no inbound buyer interest for IAA was received other than from Ritchie Bros.

Feb 2022 – Apr 2022

New Proposals and Diligence
- In May, Ritchie Bros. sent a letter to IAA indicating proposal to make a cash and stock acquisition for IAA
- IAA Board deliberated and decided to reject Ritchie Bros. offer
- Ritchie Bros. submitted an improved proposal
- IAA's Board agreed improved proposal warranted engaging in mutual diligence focused on synergies and strategic rationale, to potentially support a further improved proposal

May 2022 – Jun 2022

(cont'd)

Negotiating for Best Value
- Following detailed synergy diligence, Ritchie Bros. submitted revised proposal which IAA Board rejected as inadequate
- Only after obtaining what it viewed as Ritchie Bros.' best offer at $46.88 headline value, agreed to confirmatory diligence

Jul 2022 – Oct 2022

Agreement on Original Transaction
- Following substantial negotiations, parties agreed to cash consideration of $10.00 / share and 0.5804 shares of RBA / share
- J.P. Morgan rendered fairness opinion
- Both Boards unanimously approved the transaction, announced on November 7th

Nov 2022

Agreement on Amended Transaction
- In response to investor feedback, IAA and Ritchie Bros. announced an amendment to merger agreement, Starboard's investment in Ritchie Bros. and Ancora's support of the transaction
- Amended consideration of $12.80 / share, 0.5252 shares of RBA per IAA share and pre-closing special dividend to Ritchie Bros. shareholders
- JPM rendered fairness opinion on revised terms
- Both Boards unanimously approved the transaction, announced on January 23rd

Jan 2023

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6) Governance and Process

IAA's designated directors possess deep industry and integration expertise necessary to drive synergy realization



John Kett — E S F M
CEO and President of IAA, Inc.

- CEO of IAA since 2014
- Led IAA through its spin-off from KAR Automotive Service, Inc in 2019



Brian Bales — E S F M I
EVP, Chief Development Officer at Republic Services, Inc

- EVP, Chief Development Officer at Republic Services, Inc.
- Previously EVP, Business Development and VP of Corp. Dev. from 2008 to 2015



William (Bill) Breslin — E S I
Founder of Wenonah Consulting, LLC

- Founder of Wenonah Consulting
- Previously EVP and COO at TriServ Alliance from 2008 to 2009



Michael Sieger — E S I
Former Claims President at Progressive Insurance

- Served as Claims President at Progressive Insurance from 2015 to 2021
- Previously held different roles of increasing leadership since joining Progressive Insurance in 1990



Timothy James O'Day — E S F M I
CEO of Boyd Group Services Inc.

- CEO of Boyd Services Inc. since 2020
- Previously held leadership roles at Gerber Collision & Glass and Midas International

01 Board of Directors designated by IAA all have relevant integration expertise and are best positioned to oversee a successful combined company

02 The group of designated Board Members is comprised of the IAA CEO and an independent, veteran senior executive team with extensive board service and financial, automotive and M&A experience

03 IAA has not determined which of Brian Bales, William Breslin, John Kett and Michael Sieger will be joining the combined company Board, but will make and disclose such determination prior to the special meetings

04 Pursuant to a mutual cooperation agreement reached between IAA and Ancora, Tim O'Day, a seasoned industry executive and operator and the current President and Chief Executive Officer of Boyd Group Services Inc., is expected to be appointed to the Ritchie Bros. Board of Directors

- E — Prior Auto, Equipment or Insurance Experience
- S — Strategic Planning
- F — Financial Expertise
- M — M&A / Integration Expertise
- I — Independent

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The combination has strong strategic rationale 26 IAA’s Board believes the transaction is compelling for IAA shareholders © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary x Combines two strong companies and complementary business models across near - adjacent verticals with significant synergy potential x Significant equity consideration enables IAA shareholders to participate in upside through $100 - 120mm in increased EBITDA through cost synergies along with $250 - 780mm+ in additional EBITDA from revenue growth opportunities x Benefits from the experience, talent, technology and industry relationships of the combined leadership x Unlocks a more diversified customer base across a broad set of attractive end - markets x Enables an expanded global digital marketplace , further strengthening IAA’s operating model x Provides both companies’ customers with multiple selling options, a comprehensive suite of technology - enabled services and insights x Creates a footprint closer to both companies’ customers , enabling faster service and a seamless experience x Limits risk to IAA shareholder through robust integration plan and rapid deleveraging post - transaction The combination creates value beyond what IAA can create on its own 7) Conclusion

27 IAA’s Board unanimously recommends a vote “FOR” the transaction © 2023 IAA, Inc. Do not copy, reproduce or distribute without the prior written consent of IAA. Confidential and Proprietary Following an extensive review, IAA’s Board determined that the combination with Ritchie Bros. delivers superior value to IAA’s stockholders relative to IAA’s alternatives and therefore is in the best interest of IAA and its stockholders 7) Conclusion

Disclaimer

This presentation is for informational purposes only. This presentation is not an offer to sell, or the solicitation of an offer to buy, any securities of IAA, Inc.

Forward-Looking Statements

This presentation contains information relating to a proposed business combination transaction between Ritchie Bros. Auctioneers Incorporated ("RBA") and IAA, Inc. ("IAA") in addition to information relating to the investment into RBA by Starboard Value LP and certain of its affiliates (together, "Starboard"). This presentation includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, "forward-looking statements"). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed IAA transaction, the anticipated impact of the proposed IAA transaction on the combined company's business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed IAA transaction, the expected debt, de-leveraging and capital allocation of the combined company, the anticipated closing date for the proposed IAA transaction, other aspects of RBA's or IAA's respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed IAA transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "goal," "projects," "contemplates," "believes," "predicts," "potential," "continue," "foresees," "forecasts," "estimates," "opportunity" or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA's common shares or IAA's common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA's and IAA's management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties' control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new common shares of RBA in the transaction or that stockholders of IAA may not approve the adoption of the merger agreement; the risk that a condition to closing of the proposed IAA transaction may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed IAA transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed IAA transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed IAA transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed IAA transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company's future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed IAA transaction; the effect of the announcement, pendency or consummation of the proposed IAA transaction on the trading price of RBA's common shares or IAA's common stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed IAA transaction; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed IAA transaction; restrictions during the pendency of the proposed IAA transaction that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial and/or KPI targets; any legal impediment to the payment of the special dividend by RBA, including TSX consent to the dividend record date; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA's or IAA's response to any of the aforementioned factors. These risks, as well as other risks related to the proposed IAA transaction, are included in the Registration Statement (as defined below) and joint proxy statement/prospectus filed with the Securities and Exchange Commission (the "SEC") and applicable Canadian securities regulatory authorities in connection with the proposed IAA transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA's and IAA's respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA's most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA's most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this presentation are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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Disclaimer (cont'd)

This presentation is for informational purposes only. This presentation is not an offer to sell, or the solicitation of an offer to buy, any securities of IAA, Inc.

Important Additional Information and Where to Find It

In connection with the proposed IAA transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed IAA transaction on December 14, 2022 (the "Initial Registration Statement"), as amended by Amendment No. 1 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian security regulatory authorities on February 1, 2023 and February 9, 2023, respectively (together with the Initial Registration Statement, the "Registration Statement"). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and stockholders of IAA seeking their approval of their respective transaction-related proposals. On February 10, 2023, IAA filed a definitive proxy statement on Schedule 14A with the SEC and began mailing to IAA shareholders on February 10, 2023. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed IAA transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED IAA TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED IAA TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA's website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA's website at investors.iaai.com or by contacting IAA's Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA, certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith and potentially other Starboard employees, may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed IAA transaction under the rules of the SEC. Information about RBA's directors and executive officers is available in RBA's definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA's directors and executive officers is available in IAA's definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed IAA transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Market & Industry Data

Projections, estimates, industry data and information contained in this presentation, including the company's general expectations and market position and market opportunity, are based on information from third-party sources and management estimates. The company's management estimates are derived from third-party sources, publicly available information, the company's knowledge of its industry and assumptions based on such information and knowledge. The company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the company's expressed projections, estimates and assumptions or those provided by third parties.

Non-GAAP Financial Measures

This presentation contains certain financial measures that are not presented in accordance with generally accepted accounting principles in the United States ("GAAP"). You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that the non-GAAP financial measures presented herein may not compare to similarly-termed non-GAAP financial measures of other companies (i.e. because other companies may not always calculate their non-GAAP financial measures using the same adjustments we do).

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